                                                                EXHIBIT 10.2


                               PERSONNEL AGREEMENT

                                     BETWEEN

                              CERIDIAN CORPORATION

                          (TO BE RENAMED ARBITRON INC.)

                                       AND

                            NEW CERIDIAN CORPORATION

                      (TO BE RENAMED CERIDIAN CORPORATION)

                               PERSONNEL AGREEMENT

                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
ARTICLE I  DEFINITIONS......................................................................... 1
   1.1 General................................................................................. 1

ARTICLE II  GENERAL INTENT..................................................................... 3
   2.1 Employees............................................................................... 3
   2.2 Benefits................................................................................ 4
   2.3 Indemnifiable Losses.................................................................... 4

ARTICLE III  EMPLOYEE MATTERS.................................................................. 4
   3.1 Employment.............................................................................. 4
   3.2 Terminations/Layoff/Severance........................................................... 4
   3.3 Workers' Compensation................................................................... 5
   3.4 Employment Tax Treatment................................................................ 6
   3.5 Employment Solicitation................................................................. 6
   3.6 Personnel Records....................................................................... 6
   3.7 Contractors..............................................................................6

ARTICLE IV  WELFARE PLANS...................................................................... 6
   4.1 Assumption of the Corporation's Welfare Plans by New Ceridian........................... 7
   4.2 Plan Assets............................................................................. 7
   4.3 Termination of Participation by the Corporation......................................... 7
   4.4 Active Medical and Dental Plans......................................................... 7
   4.5 Retiree Medical Plans................................................................... 7
   4.6 Cafeteria Plan.......................................................................... 8
   4.7 Disability Plans........................................................................ 8
   4.8 Life Insurance Plans.................................................................... 9
   4.9 Severance Plans......................................................................... 9
   4.10  Tuition Assistance Plan............................................................... 9
   4.11  Scholarship Program................................................................... 9
   4.12  Adoption Assistance................................................................... 9
   4.13  Welfare Plan Liabilities.............................................................. 9

ARTICLE V  CURRENT CASH COMPENSATION, STOCK-BASED COMPENSATION AND BENEFIT ARRANGEMENTS........10
   5.1 Cessation of Participation in the Corporation's Benefit Arrangements....................10
   5.2 Assumption of Certain Employee Related Obligations......................................10
   5.3 New Ceridian Stock Option Plans........................................................ 11
   5.4 Corporation Stock Option Plans......................................................... 11
   5.5 Retiree, Decedent and Other Options.................................................... 12
   5.6 Satisfaction of Option Obligation...................................................... 13
   5.7 Option Definitions..................................................................... 13
   5.8 Exercise Procedures for Arbitron and New Ceridian Options.............................. 14
   5.9 Restricted Stock....................................................................... 14
   5.10 Employee Stock Purchase Plan.......................................................... 14
   5.11 Save as You Earn Plan................................................................. 15
   5.12  Accrued Personal Days Off and Sick Leave............................................. 15

                                TABLE OF CONTENTS
                                   (continued)

                                                                                             PAGE
                                                                                             ----
   5.13  Past Service Credit.................................................................. 15

ARTICLE VI  PENSION PLANS..................................................................... 15
   6.1 Assumption of Retirement Plan.......................................................... 15
   6.2 Spinoff of the Arbitron Retirement Plan................................................ 16
   6.3 Assumption of Benefit Equalization Plan................................................ 18
   6.4 Spinoff of Arbitron Benefit Equalization Plan.......................................... 18
   6.5 Assumption of 401(k) Plans............................................................. 20
   6.6 Spinoff of Arbitron 401(k) Plan........................................................ 20
   6.7 Spinoff of Arbitron Executive Investment Plan.......................................... 21
   6.8 Assumption of Executive Investment Plan................................................ 22
   6.9 Rabbi Trusts........................................................................... 22
   6.10  Deferred Compensation Agreements..................................................... 23
   6.11  Other Liabilities.................................................................... 23

ARTICLE VII  SPECIAL PROVISIONS............................................................... 23
   7.1 International Liabilities.............................................................. 23
   7.2 Disabled Employees..................................................................... 23
   7.3 SBC Employee Liabilities............................................................... 25

ARTICLE VIII  GENERAL PROVISIONS.............................................................. 25
   8.1 Miscellaneous Provisions............................................................... 25
   8.2 Relevant Time.......................................................................... 25
   8.3 Further Cooperation.................................................................... 25
   8.4 Third Party Agreements................................................................. 25
   8.5 Preservation of Rights to Amend or Terminate........................................... 26
   8.6 Applicability to Subsidiaries.......................................................... 26
   8.7 Administrative Complaints/Litigation................................................... 26
   8.8 Reimbursement and Indemnification...................................................... 26
   8.9 No Third Party Beneficiaries........................................................... 26

                               PERSONNEL AGREEMENT

        This Personnel Agreement, dated as of February 14, 2001, is between Ceridian Corporation, a Delaware corporation to be renamed Arbitron Inc. ("Arbitron" or the "Corporation"), and New Ceridian Corporation, a Delaware corporation to be renamed Ceridian Corporation ("New Ceridian").

                                    RECITALS

        WHEREAS, the Corporation and New Ceridian have entered into a Distribution Agreement (the "Distribution Agreement") pursuant to which the Corporation is transferring and assigning to New Ceridian certain assets and properties in exchange for the assumption by New Ceridian of certain Liabilities and obligations of the Corporation and the issuance by New Ceridian to the Corporation of shares of New Ceridian common stock; and

        WHEREAS, the Distribution Agreement provides that the Corporation and New Ceridian shall enter into this Personnel Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Personnel Agreement and in the Distribution Agreement, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 GENERAL. As used in this Agreement, the following terms shall have the meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Distribution Agreement.

        (a) "Arbitron Employee" means any employee, whether full-time, part-time or temporary, of the Corporation or any of its Subsidiaries, who, at the Effective Time, has employment duties principally related to the Media Information Business, including any such employee who is then on medical, non-medical, short-term disability or long-term disability leave of absence or absent from active employment due to occupational illness or injury covered by workers' compensation, who immediately prior to becoming an inactive employee had such employment duties, but excluding any such employee who is an inactive employee who was actually receiving benefits under the Corporation's long-term disability insurance plan immediately prior to the Effective Date.

        (b)     "Arbitron Option" means the option received to purchase
        Arbitron common stock after the conversion of a Ceridian Option pursuant to Article V hereof.

        (c) "Benefit Arrangement" means each contract, agreement, policy, practice, plan, trust or arrangement, providing for benefits, perquisites or compensation of any nature to any current or former employee or other individual providing or who previously provided personal services, or to any family member, dependent, domestic partner or beneficiary with respect to any such current or former employee or other individual, other than a Pension Plan, a Welfare Plan, Current Compensation or a stock purchase plan intended to qualify under Code section 423 or any grant of restricted stock or stock options.

        (d) "Ceridian Option" means any option to acquire common stock of the Corporation issued pursuant to any Ceridian Stock Plan, as in effect immediately prior to the Effective Time.

        (e)      "Ceridian Stock Plan" means any of the following plans:
        Ceridian Corporation 1990 Long-Term Incentive Plan; Ceridian Corporation 1993 Non-Employee Director Stock Plan; Ceridian Corporation 1993 Long-Term Incentive Plan; Ceridian Corporation 1994 Stock Option Plan; Ceridian Corporation 1996 Director Performance Incentive Plan; Ceridian Corporation 1999 Stock Incentive Plan; Ceridian Corporation 2000 Director Performance Incentive Plan; Comdata Holdings Corporation Stock Option and Restricted Stock Purchase Plan; EAS Technologies Stock Option Plan; ABR Information Services, Inc. Amended and Restated 1993 Stock Option Plan; ABR Information Services, Inc. 1977 Stock Option Plan; and ABR Information Services, Inc. 1996 Non-Employee Director Stock Option Plan.

        (f) "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as codified at Part 6 of Subtitle B of Title I of ERISA and at section 4980B of the Code.

        (g) "Current Compensation" means cash compensation for the performance of services paid not later than the fifteenth day of the third calendar month after the end of the employer's taxable year during which the services are performed.

        (h)     "Effective Date" means January 1, 2001.

        (i) "Employment Related Claim" means an Action for Indemnifiable Losses by or on behalf of any applicant for employment, employee, former employee or person claiming through or on behalf of any applicant for employment, employee or former employee, individually or in a class or group, that arises in connection with or relates to any aspect of the hiring process, the decision not to hire the applicant, the employee's or former employee's retention as an employee of a specified employer, the job assignment or performance of duties as such an employee, the terms or conditions of such employment, any accident, illness, injury or other harm of any nature arising in connection with or relating to such employment, or the termination of such employment. For purposes of this provision, the term "employee" shall include an individual who claims to have been a common-law employee, notwithstanding such individual's classification by the employer as an independent contractor or other non-employee.

        (j) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the Department of Labor regulations promulgated thereunder, including successor legislation.

        (k) "Former Arbitron Employee" means any individual who, at the Effective Date or the Effective Time, whichever is relevant, is a former employee of the

        Corporation or any of its Subsidiaries, or of a predecessor of any of them, who had employment duties principally related to the Media Information Business. An individual is a Former Arbitron Employee only with respect to a period or periods during which his or her employment duties related principally to the Media Information Business.

        (l) "Former New Ceridian Employee" means any individual who, at the Effective Time, is a former employee of the Corporation or any of its Subsidiaries, or of a predecessor of any of them, other than a Former Arbitron Employee. An individual is a Former New Ceridian Employee only with respect to a period or periods with respect to which he or she would not be a Former Arbitron Employee.

        (m) "Media Information Employee" means any employee of the Corporation or any of its Subsidiaries who would be an "Arbitron Employee" on the Effective Date or on such employee's later date of hire prior to the Effective Time if the Effective Time had occurred on the Effective Date or such later date of hire.

        (n) "New Ceridian Employee" means any employee, whether full-time, part-time or temporary, of the Corporation of any of its Subsidiaries, who is not an Arbitron Employee.

        (o) "Pension Plan" means any plan, fund or program that provides benefits of the type described in section 3(2) of ERISA, whether or not such plan, fund or program is subject to the provisions of ERISA.



        (p) "Reverse Split Ratio" means the ratio to be determined by the Corporation to effect a reverse stock split of its common stock, which was approved by the stockholders of the Corporation at a special meeting of stockholders held on October 5, 2000, of the number of shares after the reverse stock split to the number of shares before the reverse stock split.



        (q) "Welfare Plan" means any plan, fund or program that provides benefits of the type described in section 3(1) of ERISA, whether or not such plan, fund or program is subject to the provisions of ERISA, or that provides dependent care assistance, reimbursement of adoption costs, scholarships or reimbursement of education expenses, or that is a cafeteria plan under Code section 125.

                                   ARTICLE II
                                 GENERAL INTENT

2.1 EMPLOYEES. The parties intend that individuals who are Arbitron Employees shall continue to be employees of the Corporation or its Subsidiaries and that New Ceridian and its Subsidiaries shall have no Liability or responsibility arising out of their employment with the Corporation, whether before or after the Effective Time, except as otherwise expressly provided in this Agreement. The parties intend that individuals who are New Ceridian Employees shall transfer to employment with New Ceridian (or remain employed by its Subsidiaries), and New Ceridian or its Subsidiaries shall assume all Liabilities and responsibility arising out of their employment with the Corporation or its Subsidiaries prior to the Effective Time, except as otherwise expressly provided in this Agreement. The Corporation and its Subsidiaries shall have no Liability or responsibility arising out of the employment of a New Ceridian Employee or Former New Ceridian Employee with the Corporation or its Subsidiaries, whether before or after the Effective Time, except as otherwise expressly provided in this Agreement

2.2 BENEFITS. The parties intend that, except as otherwise expressly provided in this Agreement, New Ceridian shall assume, before the Effective Time, sponsorship of all Pension Plans, Welfare Plans and Benefit Arrangements maintained by the Corporation primarily for the benefit of New Ceridian Employees and Former New Ceridian Employees and shall thereafter have all Liabilities and responsibility for their administration and funding. The Corporation shall have all Liabilities and responsibility for the sponsorship, administration and funding for the Pension Plans, Welfare Plans and Benefit Arrangements maintained after the Effective Date primarily for the benefit of Media Information Employees, Arbitron Employees and Former Arbitron Employees. The Corporation and its Subsidiaries shall cease to be participating employers with respect to all Pension Plans, Welfare Plans and Benefit Arrangements assumed by New Ceridian as of the Effective Time.

2.3 INDEMNIFIABLE LOSSES. The parties intend that, except as otherwise expressly provided in this Agreement, the Corporation shall indemnify and hold harmless the New Ceridian Indemnitees for all Indemnifiable Losses from Employment Related Claims by any Media Information Employee, Arbitron Employee, Former Arbitron Employee or applicant for employment with employment duties principally related to the Media Information Business, and New Ceridian shall indemnify and hold harmless the Media Information Indemnitees for all Indemnifiable Losses from Employment Related Claims by any New Ceridian Employee, Former New Ceridian Employee or applicant for employment with employment duties not principally related to the Media Information Business.

                                   ARTICLE III
                                EMPLOYEE MATTERS

3.1     EMPLOYMENT.

        (a) ACTIVE EMPLOYEES. At or before the Effective Time, New Ceridian shall, or shall cause its Subsidiaries to, employ or continue to employ each New Ceridian Employee who, at the time such action is taken, is actively employed. Any employment agreement between New Ceridian and such an employee shall (i) supersede any employment agreement between such employee and the Corporation and (ii) release the Media Information Indemnitees from all Liabilities and responsibility with respect to any Employment Related Claims arising prior to the Effective Time or in connection with the transactions contemplated by this Agreement or the Distribution Agreement. Any employment agreement between the Corporation and a New Ceridian Employee shall, as of the Effective Time and subject to any contrary provisions of such agreement, be deemed to be assigned to New Ceridian.

        (b) LEAVE OF ABSENCE. Not later than the Effective Time, New Ceridian shall, or shall cause its Subsidiaries to, employ or continue to employ and continue the status of a New Ceridian Employee on approved medical, non-medical, short-term disability or long-term disability leave of absence as of the Effective Time and shall recall, reinstate or terminate the employment of any such employee in accordance with the New Ceridian policies in effect from time to time.

        (c) EMPLOYEE SERVICES. Prior to the Effective Time, the Corporation shall furnish to New Ceridian such personnel as New Ceridian reasonably requires to conduct its business and maintain its properties. Any individual performing services for New Ceridian shall remain employed by the Corporation until such time as his or her transfer of employment under Section 3.1(a) is effected.

3.2 TERMINATIONS/LAYOFF/SEVERANCE. The Corporation and New Ceridian intend that the transactions contemplated by this Agreement and the Distribution Agreement shall not constitute a termination of employment of any New Ceridian Employee or Arbitron Employee. New Ceridian Employees shall not be eligible for any severance benefits as a result of their transfer to New Ceridian or its Subsidiaries. Arbitron Employees shall not be eligible for any severance benefits as a result of any transfer to Arbitron or its Subsidiaries. Subject to the provisions of Section 7.2, New Ceridian shall be liable to pay any severance benefits to which a Former New Ceridian Employee or a New Ceridian Employee is entitled under the severance plan, if any, in effect with respect to the Former New Ceridian Employee or New Ceridian Employee on the date his or her employment terminates, whether before or after the Effective Time. Neither the Corporation nor any of its Subsidiaries shall have any responsibility to provide such severance benefits after the Effective Time, and New Ceridian shall indemnify and hold harmless the Media Information Indemnitees from all Indemnifiable Losses arising from or related to such severance plan. Commencing as of the Effective Date, the Corporation shall be liable to pay any severance benefits to which a Former Arbitron Employee, Media Information Employee or Arbitron Employee is entitled under the severance plan in effect with respect to the Former Arbitron Employee, Media Information Employee or Arbitron Employee,on the date his or her employment terminates, whether before or after the Effective Date. Neither New Ceridian nor any of its Subsidiaries shall have any responsibility to provide such severance benefits after the Effective Time, and the Corporation shall indemnify and hold harmless the New Ceridian Indemnitees from all Indemnifiable Losses arising from or related to such severance plan.

3.3 WORKERS' COMPENSATION. Not later than the Effective Time, New Ceridian shall, by assignment or otherwise, become the employer under the Corporation's workers' compensation insurance policies, and the Corporation shall obtain policies providing coverage required by law for Arbitron Employees. The Corporation shall indemnify and hold harmless the New Ceridian Indemnitees from all Indemnifiable Losses arising from Employment Related Claims made by any Former Arbitron Employee or Arbitron Employee on account of any illness or injury subject to workers' compensation incurred after the Effective Time. Each party will cooperate with the other in resolving any issues relating to workers' compensation claims and in implementing return to work programs.

3.4     EMPLOYMENT TAX TREATMENT.  The parties acknowledge that for FICA,
FUTA and state unemployment tax purposes, New Ceridian shall qualify as a successor employer with respect to New Ceridian Employees and that, solely for wage limitation purposes, for the calendar year that includes the Distribution Date, New Ceridian may treat the year-to-date wages paid by the Corporation and its Subsidiaries as having been paid by New Ceridian and its Subsidiaries. In connection with the foregoing, the Corporation shall provide any and all reasonable information requested by New Ceridian about the New Ceridian Employees so that New Ceridian shall be able to process and remit payroll taxes timely, as appropriate, with the first payroll tax filing after the Effective Time.

3.5 EMPLOYMENT SOLICITATION. For a period of twelve months following the Effective Time, neither the Corporation nor New Ceridian may, and shall not permit any of their Subsidiaries or the officers, directors, employees or agents of any of them to, solicit or recruit for employment any then current employee of the other company or its Affiliates or Subsidiaries, without the prior written consent of the other company. Nothing in this section shall be construed so as to (i) prohibit the hiring by either company or its Affiliates or Subsidiaries of any employee of the other who in good faith is believed to be actively seeking employment on his or her own initiative without prior contact initiated by any employee or agent of the company where employment is sought or (ii) prohibit the hiring of any person who first applied for such employment in response to any public medium advertising.

3.6 PERSONNEL RECORDS. All information and records regarding employment and personnel matters of applicants for employment, New Ceridian Employees and Former New Ceridian Employees shall be New Ceridian Assets, but the Corporation shall have reasonable access to such records after the Distribution Date as necessary for business and plan administration purposes. Each party shall cooperate with the other in furnishing records and data in such party's possession that are reasonably requested by such other party.

3.7 CONTRACTORS. Any contract or agreement with the Corporation under which an individual performs services that are not principally related to the Media Information Business will, effective as of the Effective Time and subject to any contrary provisions of such agreement, be deemed to be amended to substitute New Ceridian in place of the Corporation. New Ceridian shall indemnify and hold harmless the Media Information Indemnitees from all Indemnifiable Losses related to any such individual or to any person claiming through or on behalf of any such individual. The Corporation shall indemnify and hold harmless the New Ceridian Indemnitees from all Indemnifiable Losses related to any individual who is a party to a contract or agreement to perform services that are principally related to the Media Information Business or to any person claiming through or on behalf of any such individual.

                                   ARTICLE IV
                                  WELFARE PLANS

4.1 ASSUMPTION OF THE CORPORATION'S WELFARE PLANS BY NEW CERIDIAN. Except as otherwise provided in this Agreement, New Ceridian shall, before the Effective Time, assume the sponsorship of each of the Corporation's Welfare Plans that are maintained primarily for New Ceridian Employees and Former New Ceridian Employees. New Ceridian or the designated officer or employee of New Ceridian shall succeed the Corporation or its designated officer or employee as the plan administrator of each such plan.

4.2 PLAN ASSETS. All assets of every Welfare Plan assumed by New Ceridian, including any insurance rebates, refunds or distributions, whether paid before or after the Effective Time, shall remain assets of such Plan. No such assets shall become assets of the Welfare Plans adopted by the Corporation primarily for the benefit of Media Information Employees or Arbitron Employees. New Ceridian shall be substituted for the Corporation as grantor of each trust established in connection with a Welfare Plan assumed by New Ceridian, including each trust qualified as a voluntary employee beneficiary association under Code section 501(c)(9). The trusteeship of each such trust shall, at or before the Effective Time, be transferred to New Ceridian or to a person designated by New Ceridian.

4.3 TERMINATION OF PARTICIPATION BY THE CORPORATION. Except as otherwise provided in this Agreement or as required by the terms of any Welfare Plan of the Corporation or by COBRA or any comparable state law, not later than the Effective Time, the Corporation and its Subsidiaries shall cease to be a participating employer in each Welfare Plan assumed by New Ceridian.

4.4 ACTIVE MEDICAL AND DENTAL PLANS. The group medical and dental plans adopted primarily for the benefit of Media Information Employees and Arbitron Employees shall pay medical and dental benefits due with respect to all claims incurred by Media Information Employees and Arbitron Employees and their covered spouses, domestic partners and dependents on or after the Effective Date. The New Ceridian medical and dental plans shall pay benefits due with respect to all claims incurred by all covered employees and their covered spouses, domestic partners and dependents prior to the Effective Date.

4.5 RETIREE MEDICAL PLANS. The Corporation's group medical and dental plans provide coverage to Media Information Employees and Arbitron Employees who retire on or after the Effective Date and satisfy the conditions for coverage. The retiree health care plans maintained by New Ceridian, as amended from time to time, shall provide coverage to Former Arbitron Employees who satisfy the conditions for coverage as amended from time to time and who terminated employment with the Corporation and its Subsidiaries prior to the Effective Date. No Arbitron Employee shall be eligible for coverage under the retiree health plans maintained by New Ceridian other than coverage related to employment with New Ceridian or its Subsidiaries after the Effective Date.

4.6 CAFETERIA PLAN. The Corporation's Code section 125 cafeteria plan that provides flexible spending accounts for health care and dependent day care expenses and for pre-tax payment of premiums for group medical and dental coverage primarily for Media Information Employees and Arbitron Employees shall pay all benefits due with respect to claims for eligible expenses incurred with respect to such Media Information Employees and Arbitron Employees on or after the Effective Date. New Ceridian shall pay all benefits due with respect to claims made under the cafeteria plan to be assumed by New Ceridian for eligible expenses incurred prior to the Effective Date.

4.7 DISABILITY PLANS. The Corporation's short- and long-term disability plans, maintained primarily for Media Information Employees and Arbitron Employees shall provide benefits due to eligible Media Information Employees and Arbitron Employees from and after the Effective Date.

4.8 LIFE INSURANCE PLANS. The Corporation's life, business travel accident, spouse and dependent life, and accidental death and dismemberment insurance plans primarily for Media Information Employees and Arbitron Employees shall provide coverage for all eligible Media Information Employees and Arbitron Employees on and after the Effective Date. If any Media Information Employee is entitled to any continuation or conversion option under any such plan assumed by New Ceridian, the Corporation shall reimburse New Ceridian for any costs it incurs in providing such conversion or continuation after the Effective Date.

4.9 SEVERANCE PLANS. The Corporation's severance plan for Media Information Employees, Arbitron Employees and Former Arbitron Employees shall provide all severance benefits for such employees that are payable after the

Effective Date. For any Arbitron Employee whose employment terminates within six months following the Effective Date, the plan shall provide a benefit at least equivalent to the benefit to which such person would have been entitled under the plan assumed by New Ceridian, and the Liability for such benefits shall be retained by the Corporation.

4.10 TUITION ASSISTANCE PLAN. As of the Effective Time, each business unit of New Ceridian shall continue the tuition assistance plan that was in effect for employees of such business unit immediately before the Effective Time. New Ceridian shall have full responsibility for all benefits due with respect to tuition assistance benefits to New Ceridian Employees that are payable on or after the Effective Time. The Corporation shall retain the Liability for tuition assistance benefits due to Arbitron Employees under the Corporation's tuition assistance plan as amended from time to time.

4.11 SCHOLARSHIP PROGRAM. As of the Effective Time, New Ceridian shall have in place a scholarship program that is substantially the same as the scholarship program funded by the Corporation. New Ceridian shall assume the responsibility to provide the scholarships previously awarded under the Corporation's program to individuals who are related to New Ceridian Employees and Former New Ceridian Employees. The Corporation shall retain the responsibility to provide scholarships awarded under the Corporation's program to individuals who are related to Arbitron Employees and Former Arbitron Employees.

4.12 ADOPTION ASSISTANCE. As of the Effective Time, New Ceridian shall have in place an adoption assistance program that is substantially the same as the adoption assistance program funded by the Corporation. New Ceridian shall assume the responsibility to provide all adoption benefits payable under the program, as it may be amended from time to time, to New Ceridian Employees on and after the Effective Time, including any such benefits due with respect to adoptions completed prior to the Effective Time. The Corporation shall retain the responsibility to provide the adoption benefits payable under the Corporation's program, as amended from time to time, to Arbitron Employees.

4.13    WELFARE PLAN LIABILITIES.

        (a) NEW CERIDIAN LIABILITIES. Not later than the Effective Time, except as expressly provided otherwise in this ARTICLE IV, New Ceridian shall assume and be solely responsible for all employer Liabilities arising under or in connection with the Welfare Plans maintained prior to the Effective Date by the Corporation or New Ceridian or any of their Subsidiaries, including such Liabilities relating to actions or omissions of or by the Corporation or any officer, director, employee or agent of the Corporation, or fiduciary or agent of such Welfare Plan, prior to the Effective Time.

        (b) CORPORATION LIABILITIES. The Corporation shall assume responsibility under the Welfare Plans it adopts for Media
        Information Employees for employer Liabilities arising on and after the Effective Date, including such Liabilities relating to actions or omissions of or by the Corporation or any officer, director, employee or agent of the Corporation, or fiduciary or agent of such Welfare Plan, with respect to the following persons:

                (i) CURRENT EMPLOYEES AND DEPENDENTS. (A) Any individual who is or becomes an employee of the Corporation or any of its Subsidiaries on or after the Effective Time, (B) any Media Information Employee employed on or after the Effective Date and
                (C) any other person entitled to coverage by reason of his or her relationship to an individual described in (A) or (B) under any Welfare Plan maintained by the Corporation on or after the Effective Date primarily for Media Information Employees.

                (ii) FORMER EMPLOYEES. Any Media Information Employee or any Former Arbitron Employee eligible for COBRA or other continuation coverage under any Welfare Plan whose election for such coverage is not received by the Corporation or its agent prior to the Effective Date, which coverage shall be provided under the corresponding Welfare Plan adopted by the Corporation.

                (iii) DEPENDENTS. Any former spouse or dependent of a Media Information Employee or Former Arbitron Employee eligible for COBRA or other continuation coverage under any Welfare Plan whose election for such coverage is not received by the Corporation or its agent prior to the Effective Date, which coverage shall be provided under the corresponding Welfare Plan adopted by the Corporation.

                (iv) INACTIVE EMPLOYEES. Any Media Information Employee or Arbitron Employee who is an inactive employee on medical, non-medical, or short-term disability leave of absence or absent from active employment due to occupational illness or injury covered by workers' compensation and entitled to participate any Welfare Plan, which participation shall be transferred to the corresponding Welfare Plan adopted by the Corporation.

        (c) INSURANCE POLICIES. To the extent that New Ceridian assumes sponsorship of any Welfare Plan or Benefit Arrangement that is, in whole or in part, funded through an insurance policy, the Corporation shall assign all of its rights under such policy to New Ceridian not later than the Effective Time. Any such assignment not completed on or before the Effective Time shall, when completed, be deemed to have been effective as of the Effective Time.

                                    ARTICLE V
                     CURRENT CASH COMPENSATION, STOCK-BASED
                      COMPENSATION AND BENEFIT ARRANGEMENTS

5.1 CESSATION OF PARTICIPATION IN THE CORPORATION'S BENEFIT ARRANGEMENTS. Except as otherwise provided in this Agreement or as required by the terms of any of the Corporation's Benefit Arrangements, New Ceridian Employees' participation in the Corporation's Benefit Arrangements will cease as of the Distribution Date.

5.2 ASSUMPTION OF CERTAIN EMPLOYEE RELATED OBLIGATIONS. Effective as of the Effective Time, New Ceridian shall assume and the Corporation shall have no further Liability for:

        (a) Current Cash Compensation due to any New Ceridian Employee or Former New Ceridian Employee; and

        (b) All Liabilities and obligations whatsoever with respect to claims made by or with respect to New Ceridian Employees or Former New Ceridian Employees relating to Benefit Arrangements and not otherwise provided for in this Agreement or the Distribution Agreement, including such Liabilities relating to actions or omissions of or by the Corporation or any officer, director, employee or agent of the Corporation prior to the Effective Time.



5.3 NEW CERIDIAN STOCK OPTION PLANS. Before the Effective Time, New Ceridian shall adopt (and the Corporation as sole stockholder of New Ceridian shall approve) one or more stock option plans pursuant to which employees, non-employee directors, consultants and independent contractors of New Ceridian and its Subsidiaries (as well as retirees of the Corporation and other persons as described in Section 5.5 hereof) may be granted options to purchase shares of New Ceridian Stock ("New Ceridian Option Plan"). The Ceridian Options held immediately prior to the Distribution Date by (i) New Ceridian Employees, (ii) the non-employee directors who will become non-employee directors of New Ceridian following the transactions contemplated by the Distribution Agreement, (iii) holders of Ceridian Options who are former employees of the Corporation and its Subsidiaries (other than holders described in Section 5.5 hereof) who immediately prior to the time of termination were employed in the business being conducted by New Ceridian and
(iv) consultants and independent contractors of New Ceridian (collectively, "New Ceridian Optionees"), whether or not exercisable as of the Effective Time, shall be exchanged for an option to purchase shares of New Ceridian common stock in accordance with the following rules.



        (a) The number of shares of New Ceridian common stock to be covered by the options issued in the exchange shall be equal to the quotient obtained by dividing (i) the number of shares that would have been distributed to the holder of such Ceridian Option had such Option been exercised in full for cash immediately prior to the Record Date by (ii) the New Ceridian Price Ratio, such quotient to be rounded to the nearest whole share; and

        (b) The price to be paid for each share of New Ceridian common stock to be covered by the options issued in the exchange shall be equal to the product of the per share exercise price of the Ceridian Option and the New Ceridian Price Ratio, such product to be rounded to the nearest whole cent.

5.4 CORPORATION STOCK OPTION PLANS. The Corporation shall continue in effect each stock option plan under which any person holds an outstanding option to purchase shares of the Corporation's common stock after the Effective Time. Except as otherwise provided in Section 5.5, each Ceridian Option held by a person other than a New Ceridian Optionee, whether or not exercisable as of the Effective Time, shall be adjusted in accordance with the following rules.

        (a) The price to be paid for each share of Arbitron common stock under the option (prior to any adjustment under the Ceridian
        Plans for the contemplated reverse stock split) shall be equal to the product of the per share exercise price of the Ceridian Option and the Arbitron Price Ratio, such product to be rounded to the nearest whole cent; and

        (b) The number of shares of Arbitron common stock to be issued in the exchange shall be equal to the quotient obtained by dividing the number of shares covered by the existing Ceridian Option (prior to any adjustment under the Ceridian Plans for the contemplated reverse stock split) by the Arbitron Price Ratio, such quotient to be rounded to the nearest full share.

        (c) Effective upon consummation of the reverse stock split of Arbitron common stock, the price to be paid for each share of Arbitron stock under the option as determined by clause (a) of this Section 5.4 shall be adjusted to equal the product of the price determined by clause (a) multiplied by the inverse of the Reverse Split Ratio, and the number of shares subject to such option as determined by clause
        (b) of this Section 5.4 shall be adjusted to equal the product, rounded to the nearest full share, of the number of shares determined by clause (b) multiplied by, the Reverse Split Ratio.

5.5 RETIREE, DECEDENT AND OTHER OPTIONS. Any Ceridian Option held by (i) a Former Arbitron Employee or Former New Ceridian Employee who was entitled to continue benefits as a retired employee of the Corporation following his or her termination of employment, (ii) a retired non-employee director of the Corporation, (iii) the successors of an individual who is deceased, or (iv) a former director of ABR Information Services, Inc., shall, notwithstanding the preceding provisions of this article, be converted to separate options to purchase common stock of Arbitron (an "Arbitron Retiree Option") and New Ceridian (a "New Ceridian Retiree Option") as follows:

        (a) The number of shares subject to each New Ceridian Retiree Option shall be equal to the product of (i) the number of shares subject to the related Ceridian Option and (ii) a fraction, the numerator of which is the exercise price per share of the related Ceridian Option and the denominator of which is the sum of (x) the exercise price per share of the New Ceridian Retiree Option plus (y) the exercise per share of the Arbitron Retiree Option, which product shall be rounded to the nearest whole share.

        (b) The exercise price per share of each New Ceridian Retiree Option shall be equal to the product of (i) New Ceridian Post-Distribution Price and (ii) a fraction, the numerator of which is equal to the exercise price per share of the related Ceridian Option and the denominator of which is the Ceridian Pre-Distribution Price, which product shall be rounded to the nearest whole cent.

        (c) The number of shares subject to each Arbitron Retiree Option (prior to any adjustment under the Ceridian Plans to reflect the contemplated reverse stock split) shall be equal to the number of shares subject to each New Ceridian Retiree Option (as determined under paragraph (a) above).

        (d) The exercise price per share of each Arbitron Retiree Option (prior to any adjustment under the Ceridian Plans to reflect the contemplated reverse stock split) shall be equal to the product of (i) the Arbitron Post-Distribution Stock Price and (ii) a fraction, the numerator of which is the exercise price per share of the related Ceridian Option and the denominator of which is the Ceridian Pre-Distribution Price, which product shall be rounded to the nearest whole cent.



        (e) Effective upon consummation of the reverse stock split of Arbitron common stock, (i) the price to be paid for each share of Arbitron stock under the option as determined by clause (d) of this
        Section 5.5 shall be adjusted to equal the quotient of the price determined by clause (d) divided by the Reverse Split Ratio, and the number of shares subject to such option as determined by clause (c) of this Section 5.5 shall be adjusted to equal the product, rounded to the nearest full share, of the number of full shares determined by clause
        (c) multiplied by the Reverse Split Ratio.



5.6     SATISFACTION OF OPTION OBLIGATIONS.

        (a) Except as provided herein, Arbitron shall be solely responsible for the satisfaction of all obligations relating to the exercise of all Arbitron Options and all Arbitron Retiree Options described in Sections 5.4 and 5.5 hereof, and New Ceridian shall be solely responsible for the satisfaction of all obligations relating to the exercise of all New Ceridian Options and all New Ceridian Retiree Options described in Sections 5.3 and 5.5 hereof.

        (b) Except as otherwise set forth in this Article 5, each Arbitron Option, Arbitron Retiree Option, New Ceridian Option and New Ceridian Retiree Option shall be subject to the same terms and conditions as the original Ceridian Option to which it relates.

5.7     OPTION DEFINITIONS. For purposes of this Article,

        (a) "Arbitron Post-Distribution Price" shall be the quotient obtained by dividing the volume-weighted average price of the common stock of Arbitron during the three consecutive trading days immediately following the Distribution Date by the Reverse Split Ratio.

        (b) "Arbitron Price Ratio" shall be the quotient obtained by dividing the Arbitron Post-Distribution Price by the Ceridian Pre-Distribution Price.

        (c) "Ceridian Pre-Distribution Price" shall be the volume-weighted average price of the common stock of the Corporation during the three consecutive trading days immediately prior to the Distribution Date.

        (d) "New Ceridian Post-Distribution Price" shall be the volume-weighted average price of the common stock of New Ceridian during the three consecutive trading days immediately following the Distribution Date.

        (e) "New Ceridian Price Ratio" shall be the quotient obtained by dividing the New Ceridian Post-Distribution Price by the Ceridian Pre-Distribution Price.

5.8     EXCERCISE PROCEDURES FOR ARBITRON AND NEW CERIDIAN OPTIONS.

        (1) OPTIONEE NOTICE ON EXERCISE. Each holder of a New Ceridian Option or an Arbitron Option (collectively, an "Option") received upon conversion of a Ceridian Option shall provide notice of the exercise of an Option to the issuer of the stock subject to the option and will satisfy any additional requirements to exercise such Option provided in the option agreement and the applicable Ceridian Stock Plan or New Ceridian Option Plan; provided however that if the holder of an Option exercises such Option using E*Trade as a broker, E*Trade may provide such notification via its electronic program if such notification will take place typically within one day after the exercise.

        (2) WITHHOLDING OBLIGATION. The employer shall be responsible for determining the amount of withholding taxes (e.g., federal and state income taxes, federal insurance contribution taxes, federal unemployment taxes and state unemployment taxes) to collect and deposit in connection with the exercise and shall make appropriate arrangements for such collection and deposit of such withholding taxes. If the issuer is not the employer of the exercising holder, the issuer is responsible for verifying that the cash received from the broker is equal to the amount reflected in the transaction log.

        (3) REPORTING OBLIGATION. The employer of the exercising option holder shall have sole responsibility for all tax reporting to such holder and all relevant governmental authorities which arise in connection with the exercise of such Option.

        (4) ALLOCATION OF TAX DEDUCTIONS. All federal, state and local tax deductions arising out of the exercise of any Option shall be allocated to the employer. Each of Arbitron and New Ceridian shall take such further steps are necessary or appropriate to implement this allocation of the tax deductions and shall act consistently with this allocation for all tax purposes.



5.9 RESTRICTED STOCK. Before the Effective Time, New Ceridian shall establish (and the Corporation, as sole stockholder of New Ceridian shall approve) a restricted stock plan that will benefit the New Ceridian Employees and the members of the board of directors of New Ceridian who, as of the Effective Time, hold restricted stock under one or more restricted stock of the Corporation. The shares of New Ceridian common stock issued as a distribution in respect of such shares of restricted stock shall remain subject to the same restrictions to which such restricted shares were subject. In addition, New Ceridian shall, to the extent that the cessation of employment or of a directorship with the Corporation at the Effective Time causes the forfeiture of any such restricted stock, provide for the distribution of shares of New Ceridian common stock to the affected persons, subject to the same restrictions to which the forfeited stock was subject, under the new restricted stock plan. The number of shares of New Ceridian common stock subject to such replacement award shall be equal to the quotient obtained by dividing (x) the product of (1) the number of such forfeited shares of restricted stock (adjusted for the reverse stock split) multiplied by (2) the Arbitron Post-Distribution price multiplied by (3) the Reverse Split Ratio, by (y) the New Ceridian Post-Distribution Price, such quotient to be rounded to the nearest whole share.




5.10 EMPLOYEE STOCK PURCHASE PLAN. New Ceridian Employees shall become ineligible to participate in the Corporation's employee stock purchase plan upon completion of the last purchase under such plan prior to the Distribution Date. The Corporation's employee stock purchase plan will be suspended a reasonable time prior to the Distribution Date. Any amount inadvertently deducted from a participant's pay that has not been applied to a purchase prior to the Distribution Date will be returned to the participant. Shares of the Corporation's common stock purchased by New Ceridian Employees under the plan will be treated in the same manner as other shares issued and outstanding on the Distribution Date.

5.11 SAVE AS YOU EARN PLAN. The Ceridian Corporation Savings-Related Share Option Plan ("SAYE Plan") is a plan that has been approved by Inland Revenue in the United Kingdom under the "save as you earn" scheme for certain employees of the Corporation's subsidiaries in the United Kingdom. It is anticipated that, at the Effective Time, the employees of the Corporation's human resource services businesses and subsidiaries who are participants in the SAYE Plan will cease to be associated with the Corporation. As of the Effective Time, New Ceridian's United Kingdom subsidiaries shall assume all Liabilities for benefits under the SAYE Plan for such participants, and the Corporation shall cease to have any responsibility for any claim under the SAYE Plan related to such participants. New Ceridian's United Kingdom subsidiaries intend to seek approval of Inland Revenue in the United Kingdom of a new plan under the "save as you earn" scheme for the benefit of the employees of New Ceridian's United Kingdom subsidiaries and to provide additional supplemental benefits to SAYE Plan participants who have suffered a loss under the SAYE Plan on account of the transfer of employment or the Distribution.

5.12 ACCRUED PERSONAL DAYS OFF AND SICK LEAVE. New Ceridian shall recognize and assume all Liability for personal days off and sick leave accrued by New Ceridian Employees as of the Effective Time. New Ceridian shall credit each New Ceridian Employee with such personal days off accrual and with any sick leave reserve for such employee under the Corporation's prior sick leave program.

5.13 PAST SERVICE CREDIT. New Ceridian shall credit New Ceridian Employees with all years of service with the Corporation and its Affiliates and predecessors for all purposes relating to New Ceridian's Benefit Arrangements as if such service were service for New Ceridian.

                                   ARTICLE VI
                                  PENSION PLANS

6.1 ASSUMPTION OF RETIREMENT PLAN. Not later than the Effective Time, New Ceridian shall assume the sponsorship of the Ceridian Corporation Retirement Plan (the "Ceridian Retirement Plan"). Except as otherwise provided in Section 6.2, as of the effective date of such assumption of sponsorship, New Ceridian shall assume and be solely responsible for all employer Liabilities arising from or related to the Ceridian Retirement Plan and the trust created for the purpose of implementing benefits under the Ceridian Retirement Plan (the "Ceridian Retirement Trust") and their administration and funding, including such Liabilities relating to actions or omissions of or by the Corporation or any officer, director, employee or agent of the Corporation, or fiduciary or agent of the Ceridian Retirement Plan or Ceridian Retirement Trust, prior to the Effective Time. The Corporation shall remit to the trustee of the Ceridian Retirement Trust all participant contributions, whether pre-tax or after-tax, due under the Ceridian Retirement Plan for (i)

Arbitron Employees, (ii) Former Arbitron Employees and (iii) Disabled Arbitron Employees, as defined in Section 7.2, with respect to payroll periods ending before the Effective Date.

6.2 SPINOFF OF THE ARBITRON RETIREMENT PLAN. As of the Effective Date, the Corporation established a defined benefit Pension Plan qualified under section 401(a) of the Code (the "Arbitron Retirement Plan") and created a trust for the purpose of implementing benefits under the Arbitron Retirement Plan (the "Arbitron Retirement Trust").

        (a) The Corporation shall be solely responsible for all employer Liabilities arising from or related to the Arbitron Retirement
        Plan and Arbitron Retirement Trust and their administration and funding, including such Liabilities relating to (i) benefits earned under the Ceridian Retirement Plan by any Spun-off Participant, as defined in
        Section 6.2(b) prior to the Effective Date and (ii) actions or omissions of or by New Ceridian, the Corporation or any officer, director, employee or agent of either New Ceridian or the Corporation or any fiduciary or agent of either the Ceridian Retirement Plan or the Ceridian Retirement Trust, prior to the Effective Date, affecting any Spun-off Participant or any person claiming by, through or on behalf of any Spun-off Participant.

        (b) Effective as of the close of business on December 31, 2000, Ceridian Retirement Plan assets and liabilities related to any Media Information Employee who was a participant in the Ceridian Retirement Plan on December 31, 2000 (a "Spun-off Participant") were transferred to the Arbitron Retirement Plan and, thereafter the Arbitron Retirement Plan shall be solely responsible for all such liabilities for any Spun-off Participant or any person claiming by, through or on behalf of any Spun-off Participant, other than Liabilities related to a Spun-off Participant's employment after the close of business on December 31, 2000 in which the Spun-off Participant is eligible to again participate in the Ceridian Retirement Plan.

        (c) The Corporation and New Ceridian hereby consent to the method for transferring assets and liabilities from the Ceridian Retirement Plan to the Arbitron Retirement Plan specified in the Tenth Declaration of Amendment to

        Plan.

        (d) During the "remedial amendment period," within the meaning of Code section 401(b), applicable in connection with the adoption of the Arbitron Retirement Plan, the Corporation shall submit a determination letter request to the Internal Revenue Service with respect to the Arbitron Retirement Plan and shall timely make any changes to the form or operation of the Arbitron Retirement Plan as may be required by the Internal Revenue Service to obtain a determination letter from the Internal Revenue Service that the Arbitron Retirement Plan, as adopted by the Corporation, satisfies the qualification requirements of Code section 401(a) and the Arbitron Retirement Trust is exempt from federal income tax pursuant to Code section 501(a).

        (e) The Corporation shall, and shall cause the Arbitron Retirement Plan and the trustee of the Arbitron Retirement Trust, to cooperate in the timely implementation of any corrections determined by New Ceridian to be advisable in connection with any Employee Plans Compliance Resolution Systems (within the meaning of Revenue Procedure 2000-16) or Voluntary Fiduciary Correction Program submission or self-correction pending with respect to the Ceridian Retirement Plan as of the Effective Time.

6.3 ASSUMPTION OF BENEFIT EQUALIZATION PLAN. Not later than the Effective Time, New Ceridian shall assume the sponsorship of the Ceridian Corporation Benefit Equalization Plan (the "Ceridian Benefit Equalization Plan"). Except as otherwise provided in Section 6.4, as of the effective date of such assumption of sponsorship, New Ceridian shall assume and be solely responsible for all employer Liabilities arising from or related to the Ceridian Benefit Equalization Plan and its administration, including such Liabilities relating to actions or omissions of or by the Corporation or any officer, director, employee or agent of the Corporation prior to the Effective Time.

6.4 SPINOFF OF ARBITRON BENEFIT EQUALIZATION PLAN. As of the Effective Date, the Corporation established a nonqualified Pension Plan (the "Arbitron Benefit Equalization Plan") for the benefit of employees who are eligible to participate in the Arbitron Retirement Plan.

        (a) The Corporation shall be solely responsible for all employer Liabilities arising from or related to the Arbitron Benefit Equalization Plan and its administration, including such Liabilities relating to (i) benefits earned under the Ceridian Benefit Equalization Plan by any Spun-off Participant, as defined in Section
        6.2 (b), prior to the Effective Date and (ii) actions or omissions of or by New Ceridian, the Corporation or any officer, director, employee or agent of either New Ceridian or the Corporation, prior to the Effective Date, affecting any Spun-off Participant or any person claiming by, through or on behalf of any Spun-off Participant.

        (b) The Corporation shall be solely responsible for all Liabilities under the Ceridian Benefit Equalization Plan related to any Spun-off Participant or any person claiming by, through or on behalf of any Spun-off Participant, as defined in Section 6.2(b), other than Liabilities related to a Spun-off Participant's employment on or after the Effective Date in which the Spun-off Participant is eligible to again participate in the Ceridian Benefit Equalization Plan.

        (c) The Corporation and New Ceridian hereby consent to the method for transferring assets from the Ceridian Corporation Benefit Protection Trust to the Arbitron Benefit Protection Trust described in Section 6.9, specified in the First Declaration of Amendment to the Ceridian Benefit Equalization Plan.

6.5 ASSUMPTION OF 401(k) PLANS. Not later than the Effective Time, New Ceridian shall assume the sponsorship of the Ceridian Corporation Personal Investment Plan ("PIP") and the Ceridian Corporation Savings and Investment Plan ("SIP") (collectively the PIP and the SIP are sometimes referred to as the "Ceridian 401(k) Plans"). Except as otherwise provided in Section 6.6, New Ceridian shall assume and thereafter be solely responsible for all employer Liabilities arising from or related to the Ceridian 401(k) Plans and their related trusts and their administration and funding, including such Liabilities relating to actions or omissions of or by the Corporation or any officer, director, employee or agent of the Corporation, or fiduciary or agent of the PIP trust or the SIP trust, prior to the Effective Time. The Corporation shall make all contributions due under the Ceridian 401(k) Plans for (i) Arbitron Employees, (ii) former Arbitron Employees and (iii) Disabled Arbitron Employees, as defined in Section 7.2, with respect to payroll periods ending before the Distribution Date, including all basic matching contributions and performance-based matching contributions, if any, due for the 2000 plan year; provided that any such contribution that is made following the transfer of assets and liabilities to the Arbitron 401(k) Plan established pursuant to Section 6.6 may be made directly to the Arbitron 401(k) Plan. Prior to such transfer of assets and liabilities, the Corporation shall continue to collect by payroll deduction amounts payable by Arbitron Employees with respect to loans from the Ceridian 401(k) Plans and shall remit such amounts directly to the PIP trustee or the SIP trustee, as the case may be, with such information as the trustee may require to allocate such payments properly.

6.6 SPINOFF OF ARBITRON 401(k) PLAN. The Corporation shall, on or before, and effective as of, the first day following the Distribution Date establish a savings plan qualified under section 401(a) and 401(k) of the Code (the "Arbitron 401(k) Plan").

        (a) The Corporation shall assume and thereafter be solely responsible for all employer Liabilities arising from or related to the participation in the PIP or the SIP of any Arbitron Employee or Former Arbitron Employee and the Arbitron 401(k) Plan and its related trust and their administration and funding, including such Liabilities relating to
        (i) benefits under the PIP or SIP earned by or paid to any Arbitron Employee or Former Arbitron Employee and (ii) actions or omissions of or by New Ceridian, the Corporation or any officer, director, employee or agent of either New Ceridian or the Corporation or any fiduciary or agent of the Ceridian 401(k) Plans or their related trusts, prior to the Effective Time, affecting any Arbitron Employee, Former Arbitron Employee or any person claiming by, through or on behalf of any Arbitron Employee or Former Arbitron Employee.

        (b) At the Effective Time Arbitron Employees who are participants in the PIP or the SIP shall cease active participation in such plan.

        (c) The Arbitron 401(k) Plan shall contain provisions that permit a trust-to-trust transfer of account balances of Arbitron Employees and Former Arbitron Employees from the Ceridian 401(k) Plans to the Arbitron 401(k) Plan in accordance with applicable law and that provide for any optional form of benefit or other benefit provided under the Ceridian 401(k) Plans that is required to be preserved under section 411(d)(6) of the Code.

        (d) As soon as practicable after the effective date of the Arbitron 401(k) Plan, New Ceridian shall cause the trustee of the PIP and the SIP to transfer to the trustee of the trust established in connection with the Arbitron 401(k) Plan, the account balances of the Arbitron Employees and Former Arbitron Employees who are then participants in either such plan (and of any beneficiaries of, and alternate payees under qualified domestic relations orders with respect to, any Arbitron Employee or Former Arbitron Employee), including promissory notes evidencing any participant loans made pursuant to the terms of the plan. Promissory notes evidencing participant loans and shares of the Corporation or New Ceridian common stock shall be transferred in kind, and, unless the parties otherwise agree, other assets shall be sold or otherwise disposed of and the net cash proceeds shall be transferred. The Corporation shall cause the promissory notes, securities and cash so transferred to be allocated among the participants' accounts in the manner it was allocated under the applicable Ceridian 401(k) plan.

        (e) The Corporation shall cooperate and shall cause the trustee of the Arbitron 401(k) Plan to comply with any requests for distributions from the Arbitron 401(k) Plan to Arbitron Employees determined by New Ceridian to be necessary to permit the PIP and the SIP to satisfy the requirements imposed by sections 402(g), 401(k), 401(m) and 415 of the Code for any plan year beginning prior to the Effective Time.

        (f) During the "remedial amendment period," within the meaning of Code section 401(b), applicable in connection with the adoption of the Arbitron 401(k) Plan, the Corporation shall submit a determination letter request to the Internal Revenue Service with respect to the Arbitron 401(k) Plan and shall timely make any changes to the form or operation of the Arbitron 401(k) Plan as may be required by the Internal Revenue Service to obtain a determination letter from the Internal Revenue Service that the Arbitron 401(k) Plan, as adopted by the Corporation, satisfies the qualification requirements of Code section 401(a) and the Arbitron 401(k) Plan's related trust is exempt from federal income tax pursuant to Code section 501(a).

        (g) The Corporation shall, and shall cause the Arbitron 401(k) Plan and the trustee of its related trust, to cooperate in the timely implementation of any correction determined by New Ceridian to be advisable in connection with any Employee Plans Compliance Resolution Systems (within the meaning of Revenue Procedure 2000-16) or Voluntary Fiduciary Correction Program submission or self-correction pending with respect to the Ceridian 401(k) Plans as of the Effective Time.

6.7 SPINOFF OF ARBITRON DEFERRED COMPENSATION PLAN. Prior to the Effective Time, the Corporation shall establish a nonqualified, individual account deferred compensation plan (the "Arbitron Deferred Compensation Plan").

       (a) The Corporation shall retain and be solely responsible for all then existing or future Liabilities arising from or related to the participation in the Ceridian Corporation Executive Investment Plan (the "Ceridian Executive Investment Plan") of any Arbitron Employee or Former Arbitron Employee, including such Liabilities relating to (i) benefits under the Ceridian Executive Investment Plan earned by or paid to any Arbitron Employee or Former Arbitron Employee and (ii) actions or omissions of or by New Ceridian, the Corporation or any officer, director, employee or agent of either New Ceridian or the Corporation, prior to the Effective Time, affecting any Arbitron Employee, Former Arbitron Employee or any person claiming by, through or on behalf of any Arbitron Employee or Former Arbitron Employee.

       (b) The Corporation shall retain and be solely responsible for all Liabilities under the Arbitron Deferred Compensation Plan.

       (c) The Arbitron Deferred Compensation Plan shall (i) provide for immediate participation by each Arbitron Employee or Former Arbitron Employee who was a participant in the Ceridian Executive Investment Plan immediately prior to the effective date of the Arbitron Deferred Compensation Plan, (ii) provide the participant with an account balance or balances as of the effective date of the Arbitron Deferred Compensation Plan equal to his or her account balance or balances under the Ceridian Executive Investment Plan immediately prior to the effective date of the Arbitron Deferred Compensation Plan and (iii) provide the participant with the same contractual rights with respect to the balance of his or her accounts under the Arbitron Deferred Compensation Plan as of the effective date of the Arbitron Executive Investment Plan that the participant had under the Ceridian Executive Investment Plan immediately prior to the effective date of the Arbitron Deferred Compensation Plan.

       (d) Prior to the Effective Time, the Corporation shall cause the trustee of the Ceridian Corporation Benefit Protection Trust to transfer to the trustee of the Arbitron Benefit Protection Trust described in
       Section 6.9, by wire transfer of immediately available funds an amount equal to the aggregate of the Ceridian Executive Investment Plan account balances of each Arbitron Employee and each Former Arbitron Employee, determined as of the valuation date under the Ceridian Executive Investment Plan coinciding with or last preceeding the date of transfer.

6.8 ASSUMPTION OF EXECUTIVE INVESTMENT PLAN. After the spin-off of the Arbitron Deferred Compensation Plan pursuant to Section 6.7 and not later than the Effective Time, New Ceridian shall assume the sponsorship of the Ceridian Executive Investment Plan. Except as otherwise provided in Section 6.7, as of the effective date of such assumption of sponsorship, New Ceridian shall assume and be solely responsible for all employer Liabilities arising from or related to the Ceridian Executive Investment Plan and its administration, including such Liabilities relating to actions or omissions of or by the Corporation or any officer, director, employee or agent of the Corporation prior to the Effective Time.

6.9     RABBI TRUSTS.

        (a) Prior to the Effective Time, the Corporation shall create a trust (the "Arbitron Benefit Protection Trust") that is substantially similar to the Ceridian Corporation Benefit Protection Trust. The Arbitron Benefit Protection Trust shall (i) be a grantor trust of which the Corporation and, if applicable, its Subsidiaries, are treated as grantors, within the meaning of subpart B, part I, subchapter J, chapter I, subtitle A of the Code, (ii) be an unfunded arrangement that does not affect the status of the Arbitron Benefit Equalization Plan, the Arbitron Deferred Compensation Plan or any other plan for which the Arbitron Benefit Protection Trust provides a source of funds for paying benefits as an unfunded plan for purposes of the Code and ERISA and (iii) constitute a successor trust that satisfies the conditions specified in Section 2.7 of the Ceridian Corporation Benefit Protection Trust Agreement such that the transfer of assets from the Ceridian Corporation Benefit Protection Trust to the Arbitron Benefit Protection Trust contemplated by Section 6.4 and
        Section 6.7 may be effected.

        (b) Not later than the Effective Time, the Corporation shall, by assignment or otherwise cause the assets and control of the following trusts to be assigned to New Ceridian: (i) Ceridian Corporation Benefit Protection Trust; (ii) Ceridian Corporation Executive Benefit Protection Trust Number One; (iii) Ceridian Corporation Executive Benefit Protection Trust Number Two; and (iv) any other trust established in conjuction with any nonqualified Pension Plan the assets of which are treated for federal income tax purposes as assets of the Corporation; provided that the Corporation shall retain the assets and control of the Arbitron Benefit Protection Trust.

6.10 DEFERRED COMPENSATION AGREEMENTS. As of the Effective Time, New Ceridian shall assume and be solely responsible for all employer Liabilities arising from or related to any individual deferred compensation agreement with a New Ceridian Employee or Former New Ceridian Employee, and the Corporation shall retain and be solely responsible for all employer Liabilities arising from or related to any individual deferred compensation agreement with an Arbitron Employee or Former Arbitron Employee.

6.11 OTHER LIABILITIES. New Ceridian or its Subsidiaries shall assume or retain and be solely responsible for all employer Liabilities arising from or related to any Pension Plan that are not otherwise expressly allocated pursuant to this article.

                                   ARTICLE VII
                               SPECIAL PROVISIONS

7.1 INTERNATIONAL LIABILITIES. As of the Effective Time, New Ceridian shall assume all Liabilities for Employment Related Claims arising from or incurred in connection with international New Ceridian Employees and international Former New Ceridian Employees, including such Liabilities relating to any Welfare Plan, Pension Plan, Current Cash Compensation or Benefit Arrangement, and New Ceridian shall cause its Subsidiaries to assume all such Liabilities with respect to their international New Ceridian Employees and international Former New Ceridian Employees.

7.2 DISABLED EMPLOYEES. Notwithstanding any contrary provision of this Agreement, this section shall control the allocation of obligations of the Corporation and New Ceridian with respect to each employee of the Corporation or any of its Subsidiaries who would have been a Media Information Employee but for his or her absence from active employment with respect to which the employee was actually receiving benefits under the Corporation's long-term disability insurance plan on the Effective Date ("Disabled Arbitron Employee").

        (a) Immediately prior to the Effective Time, New Ceridian shall, or shall cause its Subsidiaries to, employ each Disabled Arbitron Employee who has not been released to work and to continue his or her participation in New Ceridian Pension Plans, Welfare Plans and Benefit Arrangements in accordance with their generally applicable provisions.

        (b) If a Disabled Arbitron Employee is released to work after the Effective Date and prior to his or her termination of employment, the Corporation shall, or shall cause one of its Subsidiaries to:

                (i) provide such Disabled Arbitron Employee with a job suitable to his or her abilities and limitations; or

                (ii) reimburse New Ceridian for the gross amount of all severance benefits, sick leave reserve and pay for accrued personal days off (disregarding any tax savings or benefits to New Ceridian as a result of the payment of such benefits), if any, that are then payable to the Disabled Arbitron Employee under the Welfare Plans and Benefit Arrangements of New Ceridian then in effect.

        (c) If a Disabled Arbitron Employee becomes an employee of the Corporation or any of its Subsidiaries after the Effective Date, all of the Disabled Arbitron Employee's service with the Corporation and its Subsidiaries prior to the Effective Time shall be taken into account for all purposes under the Arbitron Retirement Plan, as defined in Section 6.2, to the same extent as if the Disabled Arbitron Employee had been a Spun-off Participant, as defined in Section 6.2, and, to the extent permitted by applicable qualification requirements, service taken into account under the Ceridian Retirement Plan, as defined in Section 6.1, on or after the Effective Date shall be taken into account under the Arbitron Retirement Plan to the same extent and for the same purposes as such service was taken into account under the Ceridian Retirement Plan; provided, first, that the Arbitron Retirement Plan shall not be required to credit service for any period or any purpose for which a similarly situated active employee of the Corporation or one of its Subsidiaries is not credited with service; and, second, that to the extent service is taken into account under the Arbitron Retirement
        Plan pursuant to this Section 7.2(c) that is taken into account in determining a Disabled Arbitron Employee's accrued benefit under the Ceridian Retirement Plan, the Arbitron Retirement Plan benefit shall be reduced by the value of the Ceridian Retirement Plan benefit in accordance with the terms of the Arbitron Retirement Plan.

        (d) The Corporation shall, upon demand by New Ceridian, reimburse New Ceridian for all costs incurred by New Ceridian or its Subsidiaries in providing coverage to each Disabled Arbitron Employee under each Pension Plan, Welfare Plan and Benefit Arrangement, such costs to be measured by the gross amount of the employer contributions made with respect to such employee (disregarding any tax savings or benefits to New Ceridian as a result of the payment of such benefits); provided that this provision shall not apply with respect to any Disabled Arbitron Employee who has been continuously totally disabled since prior to 1992.

7.3 SBC EMPLOYEE LIABILITIES. Notwithstanding any contrary provision of this Agreement, this section shall control the allocation of obligations of the Corporation and New Ceridian under the Benefits Agreement between Service Bureau Corporation, Control Data Corporation and International Business Machines Corporation, dated as of January 12, 1973 (the "SBC Agreement").

        (a) The Corporation shall, as of the Effective Time, be relieved of all Liability and responsibility under the SBC Agreement with respect to any individual who is not employed by the Corporation or any of its Subsidiaries at any time after the Effective Time. The Corporation shall, except as otherwise provided in this section, have full Liability and responsibility for benefits due under the SBC Agreement with respect to any individual who is employed by the Corporation or any of its Subsidiaries at any time after the Effective Time.

        (b) Except as otherwise provided in this section, New Ceridian shall be relieved of all Liability and responsibility under the SBC Agreement with respect to any Arbitron Employee or any other individual employed by the Corporation or any of its Subsidiaries after the Effective Time. New Ceridian shall assume all Liabilities under the SBC Agreement with respect to any individual who is not employed by the Corporation or any of its Subsidiaries at any time after the Effective Time.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.1 MISCELLANEOUS PROVISIONS. All the provisions contained in Article VIII of the Distribution Agreement are fully applicable to this Agreement and are incorporated in this Agreement by this reference.

8.2 RELEVANT TIME. Any reference in this agreement to a specific date shall be effective immediately following the midnight, New York time, that precedes the 24-hour period that comprises the date specified.

8.3 FURTHER COOPERATION. The parties shall provide each other such records and information as may be necessary or appropriate to carry out their obligations under this Agreement or for the purposes of administering the Pension Plans, Welfare Plan and Benefit Arrangements, and they shall cooperate in the filing of documents required by any transfer of assets and Liabilities. Each of the parties shall cooperate in making amendments to plans, policies and programs and in assigning agreements with third party vendors as necessary or advisable to implement the provisions of this Agreement.

8.4 THIRD PARTY AGREEMENTS. The provisions of Section 2.1(f) of the Distribution Agreement shall apply to insurance contracts, administration contracts, investment management contracts, trust agreements and similar agreements related to the maintenance and administration of the Pension Plans, Welfare Plans and Benefit Arrangements of the parties.

8.5 PRESERVATION OF RIGHTS TO AMEND OR TERMINATE. Except as expressly provided in this Agreement, any right which the Corporation or New Ceridian or any of their respective Subsidiaries would otherwise have under the terms of any plan, fund, program, contract, agreement, policy, practice, trust or arrangement to amend or terminate such plan, fund, program, contract, agreement, policy, practice, trust or arrangement or terminate the participation of any individual or employer in such plan, fund, program, contract, agreement, policy, practice, trust or arrangement shall not be limited by this Agreement in any way.

8.6 APPLICABILITY TO SUBSIDIARIES. The obligations of a party in this Agreement shall also be applicable to any Subsidiary of such party to the extent they relate to persons employed by such Subsidiaries, and each party shall cause its Subsidiaries to comply with such obligations.

8.7 ADMINISTRATIVE COMPLAINTS/LITIGATION. New Ceridian shall be solely liable for the handling, administration, investigation, and defense of Actions, including, without limitations, ERISA, discrimination and unemployment compensation claims, asserted against the Corporation or New Ceridian by any New Ceridian Employee or Former New Ceridian Employee arising out of or relating to employment with New Ceridian and of Actions involving Liabilities in connection with a Welfare Plan that New Ceridian assumed under Section 4.13(a). Any Losses arising from such Actions shall be New Ceridian Liabilities. The Corporation shall be solely liable for the handling, administration, investigation, and defense of Actions, including, without limitations, ERISA, discrimination and unemployment compensation claims, asserted against the Corporation or New Ceridian by any Arbitron Employee or Former Arbitron Employee arising out of or relating to employment with the Corporation other than to the extent such Action involves Liabilities in connection with a Welfare Plan that New Ceridian assumed under Section 4.13(a). Any Losses arising from such Actions shall be Media Information Liabilities. The Corporation reserves the right to participate in the investigation or defense of any matter to the extent it deems reasonably necessary.

8.8 REIMBURSEMENT AND INDEMNIFICATION. The parties agree to reimburse each other, within 30 days of receipt from the other party of appropriate verification, for all costs and expenses each may incur on behalf of the other as a result of any of the Welfare Plans, Pension Plans and Benefit Arrangements. All Liabilities retained, assumed or indemnified against by New Ceridian pursuant to this Agreement shall be deemed New Ceridian Liabilities, and all Liabilities retained, assumed or indemnified against by the Corporation pursuant to this Agreement shall be deemed Media Information Liabilities, and in each case shall be subject to the indemnification provisions of Article III of the Distribution Agreement.

8.9 NO THIRD PARTY BENEFICIARIES. No New Ceridian Employee, Former New Ceridian Employee, Arbitron Employee or Former Arbitron Employee (or his/her spouse, domestic partner, dependent or beneficiary), or any other person not a party to this Agreement, shall be entitled to assert any claim under this Agreement. This Agreement shall be binding upon and inure to the benefit only of the Corporation, New Ceridian and their respective successors. Notwithstanding any other provisions to the contrary except with respect to such successors, it is not intended and shall not be construed for the benefit of any third party or any person who is not a signatory. In no event shall this Agreement constitute a third party beneficiary contract.

        IN WITNESS WHEREOF, the parties have caused this agreement to be executed in their names by a duly authorized officer as of the date set forth above.


NEW CERIDIAN CORPORATION                        CERIDIAN CORPORATION


By:   /s/ Gary M. Nelson                        By:    /s/ John R. Eickhoff
  ----------------------------                     ----------------------------

Title: Vice President, General                  Title: Executive Vice President
       Counsel and Secretary                           Chief Financial Officer
     -------------------------                       --------------------------